MORTGAGE SERVICING RIGHTS	12 Months Ended
Dec. 31, 2015
Transfers and Servicing [Abstract]
MORTGAGE SERVICING RIGHTS
MORTGAGE SERVICING RIGHTS

MSRs represent servicing rights retained by ACRE Capital for loans it originates and sells. The servicing fees are collected from the monthly payments made by the borrowers. ACRE Capital generally receives other remuneration including rights to various loan fees such as late charges, collateral re-conveyance charges, loan prepayment penalties, and other ancillary fees. In addition, ACRE Capital is also generally entitled to retain the interest earned on funds held pending remittance related to its collection of loan principal and escrow balances. As of December 31, 2015 and 2014, the carrying value of MSRs was approximately $61.8 million and $58.9 million, respectively. As of December 31, 2015 and 2014, ACRE Capital had a servicing portfolio consisting of 973 and 976 loans, respectively, with an unpaid principal balance of $4.9 billion and $4.1 billion, respectively, which excludes ACRE’s loans held for investment portfolio (see Note 14 included in these consolidated financial statements).

Activity related to MSRs as of and for the years ended December 31, 2015 and 2014 was as follows ($ in thousands):

Balance at December 31, 2013	$59,640
MSRs acquired in asset acquisition (See Note 18)	1,259
Additions, following sale of loan	7,853
Changes in fair value	(7,650)
Prepayments and write-offs	(2,213)
Balance at December 31, 2014 (1)	$58,889
MSRs purchased	549
Additions, following sale of loan	13,267
Changes in fair value	(8,798)
Prepayments and write-offs	(2,107)
Balance at December 31, 2015 (1)	$61,800

(1)     MSRs are included in mortgage servicing rights at fair value as of December 31, 2015 and 2014 in the reconciliation of the carrying amounts of major classes of assets and liabilities of the discontinued operations held for sale to assets and liabilities of discontinued operations held for sale that are presented separately in the consolidated balance sheets. See Note 17 included in these consolidated financial statements for more information.

As discussed in Note 2 included in these consolidated financial statements, the Company determines the fair values of the MSRs based on discounted cash flow models that calculate the present value of estimated future net servicing income. The fair values of ACRE Capital’s MSRs are subject to changes in discount rates. For example, a 100 basis point increase or decrease in the weighted average discount rate would decrease or increase, respectively, the fair value of ACRE Capital’s MSRs outstanding as of December 31, 2015 and 2014 by approximately $2.0 million and $1.8 million, respectively.

See Notes 1 and 17 included in these consolidated financial statements for further discussion of the sale of the Mortgage Banking segment.